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                       DOLPHIN INFORMATION SERVICES, INC.
                             1998 STOCK OPTION PLAN

            Dolphin Information Services, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1998 Stock Option Plan (the "Plan") as follows:


                                    ARTICLE I
                                 PURPOSE OF PLAN

                 The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees and Outside Directors (as defined herein), and to motivate such officers, key employees and Outside Directors to serve the Company, ORBCOMM Global, L.P. and their respective affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and Outside Directors an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to Outside Directors shall in all cases be non-qualified stock options.


                                   ARTICLE II
                                   DEFINITIONS

                 For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

            2.01 Affiliate. The term "affiliate" of, or "affiliated" with, a person shall mean any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including a "Subsidiary" (as defined herein).

            2.02 Benefit Arrangement. The term "Benefit Arrangement" shall have the meaning set forth in Article 12 hereof.

            2.03 Board. The term "Board" shall mean the Board of Directors of the Company.

            2.04 Code. The term "Code" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

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            2.05 Committee. The term "Committee" shall mean a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board.

            2.06 Company. The term "Company" shall mean Dolphin Information Services, Inc., a Delaware corporation.

            2.07 Effective Date. The term "Effective Date" shall mean the date on which the Plan is approved by the sole stockholder of the Company.

            2.08 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

            2.09 Fair Market Value. The term "Fair Market Value" shall mean the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the Nasdaq National Market, or are publicly traded on an established securities market, the Fair Market Value of a share shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day prior to the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of shares of Stock are reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the shares of Stock as determined by the Board in good faith, which determination shall be final, conclusive and binding; provided that, any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by ORBCOMM Global, L.P., any such determination of Fair Market Value shall only be effective upon the approval of the designated representatives of the General Partners of ORBCOMM Global, L.P.

            2.10 Grant. The term "Grant" shall mean an award of an Option under the Plan.

            2.11 Grant Date. The term "Grant Date" shall mean, as determined by the Board or authorized Committee (a) the date as of which the Board or such Committee approves a Grant or (b) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Article 6 hereof.

            2.12 Incentive Stock Option. The term "Incentive Stock Option" shall mean an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

            2.13 Option. The term "Option" shall mean an option to purchase one or more shares of Stock pursuant to the Plan.



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            2.14 Option Agreement. The term "Option Agreement" shall mean the written agreement between the Company and an Optionee that evidences and sets forth the terms and conditions of a Grant.

            2.15 Optionee. The term "Optionee" shall mean a person who receives or holds an Option under the Plan.

            2.16 Option Period. The term "Option Period" shall have the meaning set forth in Section 10.01 hereof.

            2.17 Option Price. The term "Option Price" shall mean the purchase price for each share of Stock subject to an Option.

            2.18 Other Agreement. The term "Other Agreement" shall have the meaning set forth in Section 12 hereof.

            2.19 Outside Director. The term "Outside Director" shall mean a member of the Board who is not an officer or employee of the Company.

            2.20 Plan. The term "Plan" shall mean this Dolphin Information Services, Inc. 1998 Stock Option Plan.

            2.21 Reporting Person. The term "Reporting Person" shall mean a person who is required to file reports under Section 16(a) of the Exchange Act.

            2.22 Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

            2.23 Stock. The term "Stock" shall mean the common stock, par value $.001 per share, of the Company.

            2.24 Subsidiary. The term "Subsidiary" shall mean any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

            2.25 Termination Date. The term "Termination Date" shall have the meaning set forth in Section 10.02 hereof.


                                   ARTICLE III
                             ADMINISTRATION OF PLAN

            3.01 Administration by Board. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's Certificate of Incorporation, Bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or



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any Option Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary, appropriate or desirable to the administration of the Plan, any Grant or any Option Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation, Bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Option Agreement shall be final, binding and conclusive. At any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by ORBCOMM Global, L.P., prior to the Grant of any Option and each other action taken with respect to the Plan, the Board shall consult with the designated representatives of the General Partners of ORBCOMM Global, L.P. (except to the extent otherwise authorized by such representatives) with respect to such intended Grant or other action.

            3.02 Administration by Committee. The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.01 hereof and in other applicable provisions, as the Board shall determine, consistent with the Company's Certificate of Incorporation, Bylaws and applicable law. In the event that the Plan, any Grant or any Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

            3.03 Grants. Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to (a) designate Optionees, (b) determine the type or types of Grants to be made to an Optionee, (c) determine the number of shares of Stock to be subject to a Grant, (d) establish the terms and conditions of each Grant (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(e) prescribe the form of each Option Agreement evidencing a Grant, (f) make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or an affiliate of the Company, and (g) amend, modify, or supplement the terms of any outstanding Grant. The Company may retain the right in an Option Agreement to cause a forfeiture of any rights of an Optionee pursuant to a Grant (including, but not limited to, the gain realized by an Optionee) on account of the Optionee taking actions in "competition with the Company," as defined in the applicable Option Agreement. Furthermore, the Company may annul a Grant if the Optionee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Option Agreement. The Board's authority hereunder specifically includes the authority, to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom. The terms and conditions imposed by the Board



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with respect to the vesting, exercise or forfeiture of a Grant may, without limitation, include performance-based conditions relating to the trading price of shares of Stock, market share, sales, revenue growth, cost reduction, earnings per Share and return on equity. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Optionees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

            3.04 No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Option Agreement.

            3.05 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons and shall be effective only from and after the date the Company has a class of equity security registered under Section 12 of the Exchange Act.


                                   ARTICLE IV
                      NUMBER OF SHARES AVAILABLE FOR GRANT

            4.01 Aggregate Limitation. Subject to adjustment as provided in
Section 15.01 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Options (including Incentive Stock Options) shall be 3,000,000. Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any shares of Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

            4.02 Per-Optionee Limitation. The initial Grant of Options to any person eligible for a Grant under Section 6.01 hereof may not be exercisable for greater than 360,000 shares of Stock (subject to adjustment as provided in Section 15.03 hereof). Except for the initial Grant, no person eligible for a Grant under Section 6.02 hereof may be awarded Options in any calendar year exercisable for greater than 100,000 shares of Stock (subject to adjustment as provided in Section 15.03 hereof). If the initial Grant is of Options exercisable for 100,000 shares of Stock or more, no additional Grants may be made in the same calendar year to the same Optionee. If the initial Grant is of Options exercisable for fewer than 100,000 shares of Stock, additional Grants may be made in the same calendar year to the same Optionee so long as Options to acquire no more than an aggregate of 100,000 shares of Stock are granted to such Optionee in such year.


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                                    ARTICLE V
                                  TERM OF PLAN

                 The Plan shall be effective as of the Effective Date. The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after October 9, 2008.


                                   ARTICLE VI
                              PERMISSIBLE GRANTEES

            6.01 Company and Affiliate Employees. Subject to the provisions of
Article 7, Grants may be made under the Plan to any employee of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, including any such employee who is an officer or director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, and any Outside Director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates.

            6.02 Successive Grants. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.


                                   ARTICLE VII
                LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS

                 An Option shall constitute an Incentive Stock Option only (a) if the Optionee of such Option is an employee of the Company or any Subsidiary of the Company; (b) to the extent specifically provided in the related Option Agreement; and (c) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Optionee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Optionee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.


                                  ARTICLE VIII
                                OPTION AGREEMENT

                 Each Grant pursuant to the Plan shall be evidenced by an Option Agreement, in such form or forms as the Board shall from time to time determine. Option Agreements evidencing Grants made from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Option Agreement evidencing a Grant shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.




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                                   ARTICLE IX
                                  OPTION PRICE

                 The Option Price of each Option shall be fixed by the Board and stated in the Option Agreement evidencing such Option. The Option Price of an Incentive Stock Option shall be the Fair Market Value of a share of Stock on the Grant Date; provided, however, that in the event that an Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the Company's outstanding shares of Stock), the Option Price of an Option granted to such Optionee that is intended to be an Incentive Stock Option shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Grant Date.


                                    ARTICLE X
                      VESTING, TERM AND EXERCISE OF OPTIONS

           10.01 Vesting and Option Period. Subject to Section 10.02 and
Section 15.01 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the applicable Option Agreement. For purposes of this
Section 10.01, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

           10.02 Term. Each Option granted under the Plan shall terminate, and all rights to exercise options and purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Option Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the outstanding shares of Stock), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

           10.03 Acceleration. Any limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the vesting for such Option.

           10.04 Termination of Employment or Other Relationship for a Reason Other than Death or Disability. Upon the termination of an Optionee's employment or other relationship with the Company, ORBCOMM Global, L.P. or any of their respective affiliates, other than by reason of




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death or "permanent and total disability" (within the meaning of
Section 22(e)(3) of the Code), any Option or portion thereof held by such Optionee that has not vested as of such date in accordance with the provisions of Section 10.01 hereof shall terminate immediately. With respect to any Option or portion thereof that has vested as of such date in accordance with the provisions of Section 10.01 hereof but has not been exercised, such Optionee shall have the right to exercise any such vested Option at any time within the earlier of (a) the close of business on the day that is three months following the Optionee's termination of employment or other relationship (or, if such day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday) (or, in the case of an Option that is not an Incentive Stock Option, such longer period as the Board, in its discretion, may determine prior to the expiration of such three month period) and (b) the termination of the Option pursuant to Section 10.02 above. Upon termination of an Option or portion thereof, the Optionee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Optionee is immediately thereafter employed with or an officer of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, or is engaged as an Outside Director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates. Whether a termination of an Optionee's employment or other relationship with the Company, ORBCOMM Global, L.P. or any of their respective affiliates shall have occurred shall be determined by the Board, which determination shall be final, binding and conclusive.

           10.05 Rights in the Event of Death. If an Optionee dies while employed by or providing services to the Company, ORBCOMM Global, L.P. or any of their respective affiliates, any Option or portion thereof held by such Optionee that has not vested as of the date of such Optionee's death in accordance with the provisions of Section 10.01 hereof shall terminate immediately. With respect to any Option or portion thereof that has vested as of such date in accordance with the provisions of Section 10.01 hereof but has not been exercised, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right to exercise any such Option at any time within the earlier of (a) one year after the date of such Optionee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and (b) the termination of the Option pursuant to Section
10.02 above. Upon termination of an Option or portion thereof, the executors or administrators or legatees or distributees of such Optionee's estate shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof.

           10.06 Rights in the Event of Disability. If an Optionee's employment or other relationship with the Company, ORBCOMM Global, L.P. or any of their respective affiliates is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option or portion thereof held by such Optionee that has not vested as of the date of such "permanent and total disability" in accordance with the provisions of Section 10.01 hereof shall terminate immediately. With respect to any Option or portion thereof that has vested as of such date in accordance with the provisions of Section 10.01 hereof shall terminate immediately. With respect to any Option or portion thereof that has vested as of such date in accordance with the provisions of Section 10.01



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hereof but has not been exercised, such Optionee shall have the right to exercise any such Option at any time within the earlier of (a) one year after such termination of employment or service (or, in the case of an Option that is not an Incentive Stock Option, such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and
(b) termination of the Option pursuant to Section 10.02 above. Whether a termination of employment or service by reason of "permanent and total disability" shall have occurred shall be determined by the Board, which determination shall be final, binding and conclusive. Upon termination of an Option or portion thereof, Optionee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof.

           10.07 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the Effective Date, after ten years following the Grant Date for such Option, or after the occurrence of an event referred to in Section 15.02 hereof that results in termination of the Option.

           10.08 Method of Exercise. An Option that is exercisable may be exercised by the Optionee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Secretary of the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (a) in cash or in cash equivalents; (b) to the extent permitted by law and at the discretion of the Company, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise of the Option; or (c) by combination of the methods described in (a) and (b). The Board may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice is accompanied by delivery of an unconditional and irrevocable undertaking by a licensed broker acceptable to the Company as the agent for the individual exercising the Option to deliver promptly to the Company sufficient funds to pay the Option Price and directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes that the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

           10.09 Rights as a Stockholder. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock)



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until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Article 15 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

           10.10 Delivery of Stock Certificates. Promptly after the exercise of an Option by an Optionee and the payment in full of the Option Price, such Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.


                                   ARTICLE XI
                           TRANSFERABILITY OF OPTIONS

           11.01 Nontransferability of Options. During the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise an Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

           11.02 Nontransferability of Shares. An Optionee (or such other individual who is entitled to exercise an Option) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to an Option to any person or entity without first offering such shares to the Company for purchase on the same terms and conditions as those offered the proposed transferee. The Company may assign its right of first refusal under this Section 11.02 in whole or in part, to (a) any holder of stock or other securities of the Company (a "Securityholder"), (b) any of its or ORBCOMM Global, L.P.'s affiliates or (c) any other person or entity that the Board determines in its sole discretion has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the Optionee of any such assignment of its rights. The restrictions of this Section 11.02 re-apply to any person to whom Stock that was originally acquired pursuant to an Option is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the restrictions of this Section
11.02 do not apply to a transfer of Stock that occurs as a result of the death of the Optionee or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries and assigns thereof).

           11.03 Company Repurchase Rights.

                 (a) Upon the termination of an Optionee's employment or other relationship with the Company, ORBCOMM Global, L.P. or any of their respective affiliates (whether as an employee or a director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, or otherwise), the Company shall have the right, for a period of up to 180 days following such termination, to repurchase any or all of the shares of Stock acquired by the Optionee pursuant to the Plan under an Option (including shares that were previously transferred pursuant to Section 11.01 or Section 11.02 above, unless otherwise specified in the Option



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Agreement), at a price equal to the Fair Market Value of such shares of Stock on the date of termination.

                 (b) Upon the exercise of an Option following termination of an Optionee's employment or other relationship with the Company, ORBCOMM Global, L.P. or any of their respective affiliates (whether as an employee or a director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, or otherwise), the Company shall have the right, for a period of up to 180 days following such exercise, to repurchase any or all of the shares of Stock acquired by the Optionee pursuant to such Option exercise, at a price that is equal to the Fair Market Value of such shares (including shares that were previously transferred pursuant to Section 11.01 or Section 11.02 above, unless otherwise specified in the Option Agreement), on the date of exercise (or at the Fair Market Value on such other date as shall have been specified by the Board on the Grant Date and set out in the applicable Option Agreement with respect to the Grant).

                 (c) On the closing of any repurchase authorized under this
Section 11.03, the Optionee shall deliver to the Company a certificate or certificates representing the Shares to be purchased by the Company, duly endorsed for transfer, free and clear of any lien or encumbrance, in exchange for payment of the purchase price (i) by check, (ii) by delivery of a subordinated promissory note of the Company in the principal amount of the purchase price of the Shares, bearing interest at a rate equal to the then applicable federal short-term rate (determined pursuant to Section 1274(d) of the I.R.C.), providing for quarterly payments of interest and payment of the principal amount in full on the first anniversary of the date of issuance, and containing provisions as approved by the Board in its sole discretion providing for the subordination of such notes to such indebtedness, whether then existing or thereafter created, of the Company as is specified by the Board, including, without limitation, indebtedness for money borrowed or similar indebtedness, or
(iii) any combination of the foregoing; provided, however, that no more than fifty percent (50%) of the purchase price for Shares may be paid by subordinated promissory note.

                 (d) In the event that the Company determines that it cannot or will not exercise its rights to purchase Stock under this Section 11.03 and the applicable Option Agreement, in whole or in part, the Company may assign its rights, in whole or in part, to (i) any Securityholder, (ii) of its or ORBCOMM Global L.P.'s affiliates or (iii) any other person or entity that the Board determines in its sole discretion has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the Optionee of any assignment of its rights.

           11.04 Purchase by Company of Stock Acquired Pursuant to Option Exercises. (a) Subject to the conditions set forth in this Section, an Optionee or his or her executor, administrator, legatee or distributee that has acquired shares of Stock pursuant to exercise of an Option shall have the right, so long as such Optionee is still an employee or Outside Director of the Company, ORBCOMM Global, L.P. or any of their respective affiliates or such Optionee has suffered a "permanent and total disability" or has died, to require the Company to repurchase any or all of such shares of Stock that have been held by the Optionee for at least six months from the date of exercise of such Option ("Payable Stock"). The Company shall purchase Payable Stock at a price that is equal to the Fair Market Value of such shares on March 1 and September 1 of each year (each such date is referred to as a "Valuation Date"). Within 30 days after each such Valuation Date after any Options have become are exercisable, the Company shall cause the Fair Market Value of the Stock to be determined and shall notify each holder of Payable Stock of such Fair Market Value (the "Company Notice"). Within 30 days after the date of the Company Notice, each such holder of Payable Stock may elect to have all or any portion of his or her Payable Shares be purchased by the Company at a price per share equal to such Fair Market Value by submitting to the Committee an irrevocable written notice of such election (the "Optionee Notice").

                 (b) The purchase and sale of such shares shall be completed within 60 days after the Company Notice, at the principal offices of the Company or at such other place and time as the Company and the Optionee may agree. At the closing, the Optionee shall deliver to the Company a certificate or certificates representing the Payable Stock specified in the Optionee Notice to be purchased by the Company, duly endorsed for transfer, free and clear of any lien or encumbrance, in exchange for payment of the purchase price (i) by check,
(ii) by delivery of a subordinated promissory note of the Company in the principal amount of the purchase price of the Payable Stock, bearing interest at a rate equal to the then applicable federal short-term rate (determined pursuant to Section 1274(d) of the I.R.C.), providing for quarterly payments of interest and payment of the principal amount in full on the first anniversary of the date of issuance, and containing provisions as approved by the Board in its sole discretion providing for the subordination of such notes to such indebtedness, whether then existing or thereafter created, of the Company as is specified by the Board, including, without limitation, indebtedness for money borrowed or similar indebtedness, or (iii) any combination of the foregoing; provided, however, that no more than fifty percent (50%) of the purchase price for Payable Stock may be paid by subordinated promissory note.

                 (c) Notwithstanding the foregoing, each repurchase by the Company pursuant to this Section must be specifically authorized by the Board, which may only authorize such repurchase if (i) such repurchase is permitted under applicable laws or under the terms of any of (A) the Company's, ORBCOMM Global's or any of their respective affiliates' then-existing debt instruments or agreements governing such debt instruments, (B) the then-existing terms of any class of preferred stock of the Company, ORBCOMM Global or any of their respective affiliates, or (C) any then-existing stockholders agreement to which the Company, ORBCOMM Global, L.P. or any of their respective affiliates is a party; (ii) there has not yet been a public offering (within the meaning of the Securities Act and the rules and regulations thereunder) of the Stock; (iii) no amounts are owed by the Company to any Securityholder at the time of such repurchase; (iv) the Board determines, in its sole discretion, that such repurchase would not impair the working capital of the Company; and (v) the Company would be authorized under law to declare and pay cash dividends on the shares of its capital stock at the time of such repurchase; provided that, any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by ORBCOMM Global, L.P., any such repurchase shall require the prior approval of the designated representatives of the General Partners of ORBCOMM Global, L.P.

           11.05 Publicly Traded Stock. If the Stock is listed on an established national or regional stock exchange or the Nasdaq National Market, or is publicly traded in an established securities market, the transfer restrictions of Section 11.02 and Section 11.03 shall terminate as of the first date that the Stock is so listed or publicly traded.

           11.06 Legend. To enforce the restrictions imposed upon shares of Stock under the Plan or as provided in an Option Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares of Stock issued pursuant to the Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan.


                                   ARTICLE XII
                              PARACHUTE LIMITATIONS

                 Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by an Optionee with the Company or any affiliate of the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under the Plan shall not become exercisable or vested (a) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under the Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Optionee under the Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (b) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Company under the Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under the Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under the Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (b) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under the Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under the Plan be deemed to be a Parachute Payment.

                                  ARTICLE XIII
                               REQUIREMENTS OF LAW

           13.01 General. The Company shall not be required to sell or issue any shares of Stock in connection with the exercise of any Option if the sale or issuance of such shares of Stock would constitute a violation by the Optionee, any other person exercising a right emanating from such Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its sole discretion, that the listing, registration or qualification of any shares of Stock subject to a Option upon any securities exchange or under any governmental regulatory body is necessary, appropriate or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Optionee or any other person exercising a right emanating from such Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically, in connection with the Securities Act, upon the exercise of any Option that may be settled in shares of Stock, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Optionee or any other person exercising a right emanating from such Option may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

           13.02 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

                                   ARTICLE XIV
                      AMENDMENT AND TERMINATION OF THE PLAN

                 The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's stockholders, amend the Plan such that it does not comply with the Code or, to the extent applicable, Section 16b-3. Except as permitted under this
Article 14 or Article 15 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.


                                   ARTICLE XV
                       EFFECT OF CHANGES IN CAPITALIZATION

           15.01 Changes in Shares of Stock. Subject to Section 15.02, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment may be made in the number and class of shares of Stock that may be delivered under Section 4.01 hereof and the Grant limits under
Section 4.02 hereof, and in the number and class of and/or price of shares of Stock subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board, or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity, shall either
(i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants or (ii) upon written notice to the Optionees, provide that Grants will be exercised, distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustment of an Incentive Stock Option under this Section 15.01 shall be made in such a manner so as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code. The conversion of any convertible securities of the Company shall not be treated as a change in the corporate structure of the Company affecting the shares of Stock.

           15.02 Reorganization, Sales of Assets or Sale of Shares of Stock.
The Board may, in its discretion, determine that, upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, all Options outstanding hereunder shall become immediately exercisable for a specified period not to exceed 15 days immediately prior to the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Option theretofore granted shall continue in the manner and under the terms so provided. Notwithstanding the foregoing, if any such transaction is to be accounted for as a pooling, all Options outstanding hereunder shall become immediately exercisable for a period of 15 days immediately prior to the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Option theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option during such specified (or in the case of a "pooling" transaction, 15-day) period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

           15.03 Adjustments. Adjustments under this Article 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share of Stock.

           15.04 No Limitations on Company. The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


                                   ARTICLE XVI
                              DISCLAIMER OF RIGHTS

                 No provision in the Plan, any Grant or any Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, or to interfere in any way with any contractual or other right or authority of the Company, ORBCOMM Global, L.P. or any of their respective affiliates either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company, ORBCOMM Global, L.P. or any of their respective affiliates. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Option Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee, so long as such Optionee continues to be a director, officer or employee of the Company, ORBCOMM Global, L.P. or any of their respective affiliates. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.


                                  ARTICLE XVII
                           NONEXCLUSIVITY OF THE PLAN

                 Neither the adoption of the Plan by the Board nor the submission of the Plan to or approval by the stockholders of the Company shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its sole discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


                                  ARTICLE XVIII
                                WITHHOLDING TAXES

                 The Company, ORBCOMM Global, L.P. or any of their respective affiliates, as the case may be, shall have the right to deduct from payments of any kind otherwise due to an Optionee any Federal, state, or local taxes of any kind required by law to be withheld upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Optionee shall pay to the Company ORBCOMM Global, L.P. or any of their respective affiliates, as the case may be, any amount that the Company, ORBCOMM Global, L.P. or any of their respective affiliates may reasonably determine to be necessary to satisfy such withholding obligation. To the extent permitted by law and at the discretion of the Company, ORBCOMM Global, L.P. or any of their respective affiliates, the Optionee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company, ORBCOMM Global, L.P. or any of their respective affiliates to withhold shares of Stock otherwise issuable to the Optionee or (b) by delivering to the Company, ORBCOMM Global, L.P. or any of their respective affiliates shares of Stock already owned by the Optionee, which shares, if acquired from the Company, shall have been held for at least six months by such Optionee and which shall be valued at their Fair Market Value on the date of exercise of the Option and be equal to such withholding obligations. An Optionee who has made an election pursuant to this Article 18 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.


                                   ARTICLE XIX
                               GENERAL PROVISIONS

           19.01 Captions. The use of captions in the Plan or any Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

           19.02 Other Provisions. Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

           19.03 Number and Gender. With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

           19.04 Severability. If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

           19.05 Pooling. Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to an Optionee of shares of Stock having a Fair Market Value equal to the cash value of such right or feature.

           19.06 Governing Law. The validity and construction of the Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the conflict or choice of law provisions thereof).

                                      * * *

           The Plan was duly adopted and approved by the Board of Directors and the sole stockholder of the Company as of the 9th day of October 1998.

                                         /S/ MARY ELLEN SERAVALLI
                                         --------------------------------
                                             Mary Ellen Seravalli
                                             Vice President and Secretary